Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS (UNAUDITED)
Separation Transactions and Distributions.
As previously described in “Note 1: Summary of Accounting Principles,” on April 3, 2020, the Company completed the previously announced separation of its business into three independent, publicly traded companies – UTC, Carrier and Otis (such separations, the Separation Transactions). UTC distributed all of the outstanding shares of Carrier common stock and all of the outstanding shares of Otis common stock to UTC shareowners who held shares of UTC common stock as of the close of business on March 19, 2020, the record date for the Distributions. UTC distributed 866,158,910 and 433,079,455 shares of common stock of Carrier and Otis, respectively in the Distributions, each of which was effective at 12:01 a.m., Eastern Time, on April 3, 2020. The historical results of Otis and Carrier are presented as discontinued operations and, as such, have been excluded from both continuing operations and segment results for all periods presented. Unless otherwise indicated, amounts and activity throughout this Form 8-K are presented on a continuing operations basis.
Raytheon Merger.
On April 3, 2020, following the completion of the Separation Transactions and Distributions, pursuant to an Agreement and Plan of Merger dated June 9, 2019, as amended UTC and Raytheon completed their previously announced all-stock merger of equals. Raytheon (previously NYSE: RTN) shares ceased trading prior to the market open on April 3, 2020, and each share of Raytheon common stock was converted in the merger into the right to receive 2.3348 shares of UTC common stock previously traded on the NYSE under the ticker symbol “UTX.” Upon closing of the Raytheon Merger, Raytheon Company became a wholly-owned subsidiary of UTC, which changed its name to “Raytheon Technologies Corporation,” (Raytheon Technologies), and its shares of common stock began trading as of April 3, 2020 on the NYSE under the ticker symbol “RTX.”
In the third quarter of 2020, in accordance with conditions imposed for regulatory approval of the Raytheon Merger, we completed the sale of our Collins Aerospace military Global Positioning System (GPS) and space-based precision optics businesses for $2.3 billion in cash, resulting in an aggregate pre-tax gain, net of transaction costs, of $580 million ($253 million after tax).
COVID-19 Pandemic and related impacts.
In March 2020, the coronavirus disease 2019 (COVID-19) was declared a pandemic by the World Health Organization and a national emergency by the U.S. government. The pandemic has negatively affected the U.S. and global economy, disrupted global supply chains and financial markets, and resulted in significant travel restrictions, mandated facility closures and shelter-in-place and social distancing orders in numerous jurisdictions around the world. Raytheon Technologies is taking all prudent measures to protect the health and safety of our employees, such as practicing social distancing, performing deep cleaning in all of our facilities, and enabling our employees to work from home where possible. We have also taken appropriate actions to help support our communities in addressing the challenges posed by the pandemic, including the production and donation of personal protective equipment.
Our business and operations and the industries in which we operate have been significantly impacted by public and private sector policies and initiatives in the U.S. and worldwide to address the transmission of COVID-19, such as the imposition of travel restrictions and the adoption of remote working. Additionally, public sentiments regarding air travel have also had a significant impact. We began to experience issues related to COVID-19 in the first quarter of 2020, primarily related to a limited number of facility closures, less than full staffing, and disruptions in supplier deliveries, most significantly in our Collins Aerospace and Pratt & Whitney businesses. However, our customers continued to receive our products and services during the first quarter and the outbreak did not have a significant impact on our operating results for the quarter ended March 31, 2020.
The continued disruption to air travel and commercial activities and the significant restrictions and limitations on businesses, particularly within the aerospace and commercial airline industries, have negatively impacted global supply, demand and distribution capabilities. These conditions, which began in the second quarter of 2020, have continued in the third quarter of 2020. In particular, the unprecedented decrease in air travel resulting from the COVID-19 pandemic is adversely affecting our airline and airframer customers, and their demand for the products and services of our Collins Aerospace and Pratt & Whitney businesses. Based on recent public data and estimates, revenue passenger miles (RPMs) for the year ending December 31, 2020 could decline by more than 60% in comparison to the prior year due to the pandemic. As a result, our airline customers have reported significant reductions in fleet utilization, aircraft grounding and unplanned retirements, and have deferred and, in some cases, cancelled new aircraft deliveries. Airlines have shifted to cash conservation behaviors such as deferring engine maintenance due to lower flight hours and aircraft utilization, requesting extended payment terms, deferring delivery of new aircraft and spare engines and requesting discounts on engine maintenance. Some airline customers have filed for bankruptcy due to their inability to meet their financial obligations. Additionally, we are seeing purchase order declines in line with publicly communicated aircraft production volumes as original equipment manufacturer (OEM) customers delay and cancel orders. We continue to monitor these trends and are working closely with our customers. We are actively mitigating costs and adjusting production schedules to accommodate these declines in demand. We have also been taking actions to preserve capital and protect the long-term needs of our businesses, including cutting discretionary spending, significantly reducing capital expenditures and research and development spend, suspending our share buybacks, deferring merit increases and implementing temporary pay reductions, freezing non-essential hiring, repositioning employees to defense work, furloughing employees when needed, and personnel reductions. In the nine months ended September 30, 2020, we recorded total restructuring charges of $685 million primarily related to personnel reductions at our Collins Aerospace and Pratt & Whitney businesses to preserve capital and at our Corporate Headquarters due to consolidation from the Raytheon Merger. The former Raytheon Company businesses have not experienced significant facility closures or other significant business disruptions as a result of the COVID-19 pandemic.
Given the significant reduction in business and leisure passenger air travel, the number of planes temporarily grounded, and continued travel restrictions that have resulted from the pandemic, we expect our future operating results, particularly those of our Collins Aerospace and Pratt & Whitney businesses to continue to be significantly negatively impacted. Our expectations regarding the COVID-19 pandemic and its potential financial impact are based on available information and assumptions that we believe are reasonable at this time; however, the actual financial impact is highly uncertain and subject to a wide range of factors and future developments. While we believe that the long-term outlook for the aerospace industry remains positive due to the fundamental drivers of air travel demand, there is significant uncertainty with respect to when and if commercial air traffic levels will begin to recover, and whether and at what point capacity will return to and/or exceed pre-COVID-19 levels. Our latest estimates are that this recovery may occur in 2023 or 2024. New information may emerge concerning the scope, severity and duration of the COVID-19 pandemic, as well as any worsening of the pandemic and whether there will be additional outbreaks of the pandemic, actions to contain its spread or treat its impact, and governmental, business and individuals’ actions taken in response to the pandemic (including restrictions and limitations on travel and transportation) among others.
We considered the deterioration in general economic and market conditions primarily due to the COVID-19 pandemic to be a triggering event in the first and second quarters of 2020 requiring us to reassess our commercial aerospace business goodwill and intangibles valuations, as well as our significant assumptions of future cash flows from our underlying assets and potential changes in our liabilities. Beginning in the second quarter of 2020, our revenue at Collins Aerospace and Pratt & Whitney has been significantly negatively impacted by the decline in flight hours, aircraft fleet utilization, shop visits and commercial OEM deliveries. In order to evaluate the ongoing impact, in the second quarter of 2020, we updated our forecast assumptions of future business activity which are subject to a wide range of uncertainties, including those noted above. Based upon our analysis, we concluded that the carrying value of two of our Collins Aerospace reporting units was greater than its respective fair value, and accordingly, recorded a goodwill impairment charge of $3.2 billion.
As described further in “Note 5: Commercial Aerospace Industry Assets and Commitments,” we have significant exposure related to our airline and airframer customers, including significant accounts receivable and contract assets balances. Given the uncertainty related to the severity and length of the pandemic, as well as any worsening of the pandemic and whether there will be additional outbreaks of the pandemic and its impact across the aerospace industry, we may be required to record additional charges or impairments in future periods.
Borrowings and lines of credit:
Although the impact of COVID-19 on our commercial markets is significant, we currently believe we have sufficient liquidity to withstand the potential impacts of COVID-19. With the completion of the Separation Transactions, the Distributions and the Raytheon Merger, we have a balanced and diversified portfolio of both aerospace and defense businesses which we believe will help mitigate the impacts of the COVID-19 pandemic and future business cycles.
In preparation for and in anticipation of the Separation Transactions, the Distributions and the Raytheon Merger, the Company entered into and terminated a number of credit agreements.
On February 11, 2020 and March 3, 2020, we terminated a $2.0 billion revolving credit agreement and a $4.0 billion term loan credit agreement, respectively. Upon termination, we repaid the $2.1 billion of borrowings outstanding on the $4.0 billion term loan credit agreement. On April 3, 2020, upon the completion of the Raytheon Merger, we terminated a $2.20 billion revolving credit agreement and a $2.15 billion multicurrency revolving credit agreement.
On March 20, 2020 and March 23, 2020, we entered into two $500 million term loan credit agreements and borrowed $1.0 billion under these agreements in the first quarter of 2020. We terminated these agreements on May 5, 2020 and April 28, 2020, respectively, upon repayment.
On March 16, 2020, we entered into a revolving credit agreement with various banks permitting aggregate borrowings of up to $5.0 billion which became available upon completion of the Raytheon Merger on April 3, 2020. This credit agreement matures on April 3, 2025. On May 6, 2020, we entered into a revolving credit agreement with various banks permitting aggregate borrowings of up to $2.0 billion. This credit agreement matures on May 5, 2021. As of September 30, 2020 we had revolving credit agreements with various banks permitting aggregate borrowings of up to $7.0 billion.
In preparation for and in anticipation of the Separation Transactions and Distributions, the Company, Otis and Carrier issued and the Company repaid long-term debt in the nine months ended September 30, 2020, which are included in the tables below. On February 10, 2020, Otis entered into a term loan credit agreement providing for a $1.0 billion unsecured, unsubordinated 3-year term loan credit facility which matures on February 10, 2023. Also on February 10, 2020, Carrier entered into a term loan credit agreement providing for a $1.75 billion unsecured, unsubordinated 3-year term loan credit facility. On March 27, 2020, Otis and Carrier drew on the full amounts of the term loans and distributed the full proceeds to Raytheon Technologies in connection with the Separation Transactions. UTC utilized those amounts to extinguish Raytheon Technologies’ short-term and long-term debt in order to not exceed the maximum applicable net indebtedness required by the Raytheon Merger Agreement.
We had the following issuances of long-term debt during the nine months ended September 30, 2020, which is inclusive of issuances made by Otis and Carrier which were primarily used by the Company to extinguish Raytheon Technologies short-term and long-term debt.

(dollars in millions)
Issuance Date	Description of Notes	Aggregate Principal Balance
May 18, 2020	2.250% notes due 2030	$1,000
	3.125% notes due 2050	1,000
March 27, 2020	Term Loan due 2023 (Otis) (1)	1,000
	Term Loan due 2023 (Carrier) (1)	1,750
February 27, 2020	1.923% notes due 2023 (1)	500
	LIBOR plus 0.450% floating rate notes due 2023 (1)	500
	2.056% notes due 2025 (1)	1,300
	2.242% notes due 2025 (1)	2,000
	2.293% notes due 2027 (1)	500
	2.493% notes due 2027 (1)	1,250
	2.565% notes due 2030 (1)	1,500
	2.722% notes due 2030 (1)	2,000
	3.112% notes due 2040 (1)	750
	3.377% notes due 2040 (1)	1,500
	3.362% notes due 2050 (1)	750
	3.577% notes due 2050 (1)	2,000
		$19,300
(1)    The debt issuances and term loan draws reflect debt incurred by Otis and Carrier. The net proceeds of these issuances were primarily utilized to extinguish Raytheon Technologies short-term and long-term debt in order to not exceed the maximum applicable net indebtedness required by the Raytheon Merger Agreement.
We had the following repayments of long-term debt during the nine months ended September 30, 2020:

(dollars in millions)
Repayment Date	Description of Notes	Aggregate Principal Balance
May 19, 2020	3.650% notes due 2023 (1)(2)	$410
May 15, 2020	EURIBOR plus 0.20% floating rate notes due 2020 (€750 million principal value)(2)	817
March 29, 2020	4.500% notes due 2020 (1)(2)	1,250
	1.125% notes due 2021 (€950 million principal value) (1)(2)	1,082
	1.250% notes due 2023 (€750 million principal value) (1)(2)	836
	1.150% notes due 2024 (€750 million principal value) (1)(2)	841
	1.875% notes due 2026 (€500 million principal value) (1)(2)	567
March 3, 2020	1.900% notes due 2020 (1)(2)	1,000
	3.350% notes due 2021 (1)(2)	1,000
	LIBOR plus 0.650% floating rate notes due 2021 (1)(2)	750
	1.950% notes due 2021 (1)(2)	750
	2.300% notes due 2022 (1)(2)	500
	3.100% notes due 2022 (1)(2)	2,300
	2.800% notes due 2024 (1)(2)	800
March 2, 2020	4.875% notes due 2020 (1)(2)	171
February 28, 2020	3.650% notes due 2023 (1)(2)	1,669
	2.650% notes due 2026 (1)(2)	431
		$15,174
(1)    In connection with the early repayment of outstanding principal, Raytheon Technologies recorded debt extinguishment costs of $703 million for the nine months ended September 30, 2020. No proceeds of the notes issued May 18, 2020 were used to fund the May 19, 2020 redemption.
(2)    Extinguishment of Raytheon Technologies short-term and long-term debt in order to not exceed the maximum net indebtedness required by the Raytheon Merger Agreement.
On June 10, 2020, we completed an exchange offer with eligible holders of the outstanding notes of Goodrich Corporation maturing through 2046, Raytheon Company maturing through 2044 and Rockwell Collins Inc. maturing through 2047 (collectively, the “Subsidiary Notes”). An aggregate principal amount of approximately $8.2 billion of the Subsidiary Notes was exchanged for approximately $8.2 billion of Raytheon Technologies notes with identical interest rates, maturity dates, and redemption provisions, if any, as the Subsidiary Notes exchanged. Because the exchange was for substantially identical notes, the change was treated as a debt modification for accounting purposes with no gain or loss recognized.